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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to all references to our firm and to the use of our reports in this Registration Statement (Form S-1) and Prospectus.

                                          /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP


Orange County, California
May 2, 1997